UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

HCI GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-34126	20-5961396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of principal executive offices, including zip code)

(813) 405-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with its offering of convertible senior notes due 2019, as described further in Item 8.01 below, HCI Group, Inc. (the “Company”), is providing ratios of earnings to fixed charges for the years ended December 31, 2012, 2011, and 2010, and the nine months ended September 30, 2013 and 2012, which is contained in offering materials for the notes, as follows:

Ratio of Earnings to Fixed Charges

	Year Ended December 31,			Nine Months Ended September 30,
	2010	2011	2012	2012	2013

Ratio of earnings to fixed charges(1)	139.5	206.1	282.7	232.8	33.3
Ratio of earnings to combined fixed charges and preferred stock dividends(1)	139.5	18.4	99.9	70.0	32.1

(1)	For purposes of calculating these ratios, earnings consist of net income to which has been added income taxes and fixed charges. Fixed charges consist of interest on all indebtedness and one-third of rental expense (approximating the portion which represents interest). The ratio of earnings to fixed charges is computed by dividing earnings by the sum of fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends is computed by dividing earnings by the sum of fixed charges and preferred stock dividends.

Item 8.01.	Other Events.

On December 5, 2013, the Company issued a press release announcing its intent, subject to market and other conditions, to offer $100 million aggregate principal amount of convertible senior notes due 2019 (the “Notes”) in a private placement to qualified, institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of the Company’s common stock into which the Notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Press Release of HCI Group, Inc., dated December 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2013

HCI GROUP, INC.

By:	/s/ Richard R. Allen
	Name:	Richard R. Allen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of HCI Group, Inc., dated December 5, 2013

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